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                                                                 Exhibit 10.3(b)



                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated as of December 8, 2000, is made by and among FREEMARKETS, INC., a Delaware corporation (the "Borrower"), the Banks (as hereinafter defined), SILICON VALLEY BANK, individually and in its capacity as Syndication Agent, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks (hereinafter referred to in such capacity as the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the parties hereto are parties to that certain Credit Agreement, dated as of November 3, 2000, by and among Borrower, the Banks, the Syndication Agent and the Agent (the "Credit Agreement") and desire to amend the terms thereof as set forth herein; and

         WHEREAS, as of the date hereof Comerica Bank ("Comerica") is joining the Credit Agreement as a new Bank pursuant to the Bank Joinder and Assumption Agreement by and among Comerica, the Borrower and the Agent.

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1. Definitions.


         Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

2. Amendment of Credit Agreement.

         (a) Section 1.1 [Certain Definitions] is hereby amended by amending and restating the definition of "Required Banks" as follows:

                  "Required Banks shall mean

                           (i) if there are no Loans, Reimbursement Obligations
                  or Letter of Credit Borrowings outstanding; (x) Banks whose Commitments aggregate at least 66 and 2/3% of the Commitments of all of the Banks and (y) if there are more than two (2) Banks that have Commitments hereunder and if a single Bank's Commitments aggregate at least 66 and 2/3% of the Commitments of all of the Banks, then an additional Bank;

                           (ii) if there are Loans, Reimbursement Obligations,
                  or Letter of Credit Borrowings outstanding; (x) Banks whose Loans, Reimbursement Obligations and Letter of Credit Borrowings then outstanding aggregates at least 66 and 2/3% of the total principal amount of all of the Loans,


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                  Reimbursement Obligations and Letter of Credit Borrowings then outstanding and (y) and if more than two (2) Banks have Loans, Reimbursement Obligations and/or Letter of Credit Borrowings then outstanding and if a single Bank's Loans, Reimbursement Obligations and Letter of Credit Borrowings then outstanding aggregates at least 66 and 2/3% of the total principal amount of all of the Loans, Reimbursement Obligations and Letter of Credit Borrowings then outstanding, then an additional Bank. Reimbursement Obligations and Letter of Credit Borrowings shall be deemed, for purposes of this definition, to be in favor of the Agent and not a participating Bank if such Bank has not made its Participation Advance in respect thereof and shall be deemed to be in favor of such Bank to the extent of its Participation Advance if it has made its Participation Advance in respect thereof."

         (b) Section 2.10.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "2.10.1 Requests; Approval by All Banks.

                   No sooner than ninety (90) but not less than sixty
(60) days prior to the Expiration Date, the Borrower may request a 364-day extension of the Expiration Date by written notice to the Agent and the Banks, and the Banks agree to respond to the Borrower's request for an extension by the later of forty-five (45) days following receipt of the request or September 30, 2001; provided, however, that the failure of any Bank to respond within such time period shall not in any manner constitute an agreement by such Bank to extend the Expiration Date. If all Banks elect to extend, the extension shall be effective as of the Expiration Date and the Expiration Date shall be extended for a period of 364 days. If one or more Banks decline to extend or do not respond to Borrower's request, the provisions of Section 2.10.2 shall apply."

         (c) Section 6.1.2 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "6.1.2 Capitalization and Ownership.

                  The authorized capital stock of the Borrower, as of the Closing Date, consists of (a) 500,000,000 shares of Common Stock, par value $.01 per share, of which 38,107,009 shares (referred to herein as the "Common Shares") are issued and outstanding; and (b) 5,000,000 shares of Preferred Stock, par value $.01 per share, none of which are issued and outstanding. All of the Common Shares have been validly issued and are fully paid and nonassessable. As of the Closing Date, there are no options, warrants or other rights outstanding to purchase any shares of capital stock of the Borrower except as indicated on Schedule 6.1.2."


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         (d)      Schedule 1.1(B) [Commitments of Banks] is hereby amended and restated to read as set forth on the schedule attached hereto bearing the same name and numerical reference as the original schedule.

3. Representations and Warranties. The Borrower hereby represents and warrants to the Banks that, as of the date of and after giving effect to this Amendment,
(a) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the Borrower's articles of incorporation or bylaws, (b) no Event of Default or Potential Event of Default has occurred and is continuing or would result from the making of this Amendment, (c) the representations and warranties of the Loan Parties contained in the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date (except representations and warranties which relate solely to an earlier date or time), and (d) the Credit Agreement (as amended by this Amendment) and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.

4. Conditions of Effectiveness of this Amendment. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

         A. Fees and Expenses. The Borrower shall pay or cause to be paid to the Agent for itself and for the account of the Banks the reasonable costs and expenses of the Agent and the Banks including, without limitation, reasonable fees of the Agent's counsel in connection with this Amendment.

         B. Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Agent, and the Agent shall have received from the Borrower and each Bank all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Agent.

         C. No Default. As of the date hereof, no Event of Default or Potential Default has occurred and is continuing and Borrower by executing this Amendment confirms the same and also confirms the accuracy of the representations and warranties in Section 3 above.

5. Amendment. The Credit Agreement and other Loan Documents referred to herein and certain of the exhibits and schedules thereto are hereby amended in accordance with the terms hereof and any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement or such Loan Document, including such schedules and exhibits, as amended hereby.

6. Force and Effect. Borrower reconfirms, restates, and ratifies the Credit Agreement and all other documents executed in connection therewith except to the extent any such documents


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are expressly modified by this Amendment and each of the Loan Parties confirms that all such documents have remained in full force and effect since the date of their execution.

7. Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

8. Counterparts. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9. Effective Date. This Amendment shall be effective as of and shall be dated as of the date of satisfaction of all conditions set forth in Section 4 of this Amendment.


                         [SIGNATURES BEGIN ON NEXT PAGE]



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         [SIGNATURE PAGE 1 OF 4 TO FIRST AMENDMENT TO CREDIT AGREEMENT]


         IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the date first above written.




                                           FREEMARKETS, INC.

                                           By: /s/ Joan S. Hooper
                                               --------------------------------

                                           Name:   Joan S. Hooper
                                                -------------------------------

                                           Title   Senior V.P. and CFO
                                                 ------------------------------
























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         [SIGNATURE PAGE 2 OF 4 TO FIRST AMENDMENT TO CREDIT AGREEMENT]


                                           PNC BANK, NATIONAL ASSOCIATION,
                                           individually and as Agent


                                            By: /s/ Thomas A. Majeski
                                               --------------------------------

                                            Name:   Thomas A. Majeski
                                                 -----------------------------

                                            Title   Vice President
                                                  ------------------------------



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         [SIGNATURE PAGE 3 OF 4 TO FIRST AMENDMENT TO CREDIT AGREEMENT]


                                           SILICON VALLEY BANK, individually
                                           and as Syndication Agent


                                            By: /s/ R. B. Hamilton
                                               --------------------------------

                                            Name:   R. B. Hamilton
                                                 -----------------------------

                                            Title   Vice President
                                                  ------------------------------






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         [SIGNATURE PAGE 4 OF 4 TO FIRST AMENDMENT TO CREDIT AGREEMENT]


                                           COMERICA BANK


                                            By: /s/ Robert Shutt
                                               --------------------------------

                                            Name:   Robert Shutt
                                                 -----------------------------

                                            Title   Vice President
                                                  ------------------------------


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                           SCHEDULE 1.1(B)

                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

                                   Page 1 of 2





PART 1 - COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES TO BANKS

                                                  AMOUNT OF
                                                  COMMITMENT
                                                FOR REVOLVING
                            BANK                  CREDIT LOANS     RATABLE SHARE
                            ----                  -----------      -------------
Name:         PNC Bank, National Association
Address:      c/o VentureBank@PNC
              USX Tower
              600 Grant Street, Suite 2970
              Pittsburgh, PA 15219
Attention:    Thomas Majeski
Telephone     (412) 762-2431
Telecopy:     (412) 768-9259                      $10,000,000          40%

Name:         Silicon Valley Bank
Address:      5 Radnor Corporate Center,
              Suite 555
              100 Matsonford Road
              Radnor, PA 19087
Attention:    Ash Lilani
Telephone:    (610) 975-6040
Telecopy:     (610) 971-2063                      $10,000,000          40%

Name:         Comerica Bank
Address:      55 Almaden Boulevard, 2nd Floor
              Mailcode:  4043
              San Jose, CA  95113-1693
Attention:    Bob Shutt
Telephone:    (408) 556-5891
Telecopy:     (408) 556-5889
                                                  $ 5,000,000          20%
                                                  -----------         ----
                  TOTAL                           $25,000,000         100%
                  -----                           -----------         ----


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                                 SCHEDULE 1.1(B)

                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

                                   Page 2 of 2



AGENT

Name:         PNC Bank, National Association
Address:      c/o VentureBank@PNC
              USX Tower
              600 Grant Street, Suite 2970
              Pittsburgh, PA 15219
Attention:    Thomas Majeski
Telephone:    (412) 762-2431
Telecopy:     (412) 768-9259




PART 2 - ADDRESSES FOR NOTICES TO BORROWER AND GUARANTOR:


BORROWER:

Name:         FreeMarkets, Inc.
Address:      FreeMarkets Center, 210 Sixth Avenue
              Pittsburgh, PA 15222
Attention:    G.J. Bernard, Treasury Manager
Telephone:    (412) 297-8450
Telecopy:     (412) 297-8700


GUARANTOR:

Name:         FreeMarkets Investment Company, Inc.
Address:      1105 North Market Street, Suite 1300
              Wilmington, DE 19801
Attention:    S. A. Breiner, Vice President & Secretary
Telephone:    (302) 651-8374
Telecopy:     (302) 651-8423


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